                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 24, 2004
                                                         ---------------
                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
               (Exact name of registrant as specified in charter)

       New York                       0-3319                    13-1784308
       --------                       ------                    ----------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)

             One Commerce Park, Valhalla, NY                         10595
           ---------------------------------------------------------------
          (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600
                                                           --------------

          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      [ ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      [ ]   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      [ ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

     An article  appeared on the website  AuntMinnie.com,  an industry  website,
which  gave  certain   information   about  the   registrant's   potential  sale
transactions.  The  article,  which is  attached  hereto  as  EXHIBIT  99.01 and incorporated herein by reference,  quoted Walter F. Schneider,  the registrant's
Chief  Executive  Officer,  as stating that the registrant  has been  soliciting offers this summer,  has received  letters of intent from  potential  buyers and should  complete  a final  transaction  by the end of  2004.  The  article  also indicated that the registrant is  considering  selling off its power  conversion and medical assets, has begun contacting  potential buyers for these businesses,
and  detailed  the  types  of   potential   buyers  that  have  been   involved.
Additionally,  the article  indicated  that the registrant is already in the due diligence  phase with regard to selling one of its  power-conversion  divisions, with the other not far behind.

     In a press release dated March 15, 2004, the  registrant  announced that it had retained  Imperial  Capital,  LLC for the purpose of exploring all strategic alternatives  to raise the  additional  capital  necessary  to fund the proposed settlement regarding the registrant's previously disclosed Department of Defense matter and to maximize returns to shareholders,  including potential  financings and asset sales. The registrant has not entered into a definitive agreement with respect to any of the possible transactions referenced in the article, and there can be no assurance that any such possible transactions will be completed.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable

     (b)  Pro Forma Financial Information.

          Not Applicable

     (c)  Exhibits.

          99.01   Article dated August 24, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       DEL GLOBAL TECHNOLOGIES CORP.
                                       -----------------------------
                                                (Registrant)

Date: August 24, 2004
                                       By: /s/ Walter Schneider
                                          --------------------------------------
                                          Walter Schneider
                                          Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                                   Description
-----------                                   -----------
99.01                                         Article dated August 27, 2004